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                                                                   EXHIBIT 23




                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our reports, included in this Form 11-K, into the Company's previously filed Registration Statement on Form S-8, Registration No. 333-18423, relating to the Kennametal Thrift Plan.

                                                        /s/ ARTHUR ANDERSEN LLP
                                                        -----------------------
                                                        ARTHUR ANDERSEN LLP



Pittsburgh, Pennsylvania
June 29, 2001



















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